EFFECT OF NEW ACCOUNTING STANDARDS Effect of New Accounting Standards (Details) $ in Thousands	12 Months Ended
Jun. 28, 2017 USD ($)
Effect of New Accounting Standards [Abstract]
Estimated impact on income tax expense of adoption of ASU 2016-09 in Fiscal 2018	$ 2,000
Operating Leases, Future Minimum Payments Due	$ 606,855 [1]

[1]	Future minimum lease payments have not been reduced by minimum sublease rentals to be received in the future under non-cancelable subleases. The total of undiscounted future sublease rentals are approximately $25.0 million and $40.8 million for capital and operating subleases, respectively.